SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 23, 2003
                Date of Report (Date of earliest event reported)

                              IDENTIX INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                            01-09641               94-2842496
(State or other Jurisdiction      (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                5600 Rowland Road
                              Minnetonka, MN 55343
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 952-932-0888



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Item 7. Financial Statements and  Exhibits


(c)  Exhibits


The following are filed as Exhibits to this Report:

 Exhibit No      Description of Exhibit
 ----------      ----------------------
     99          Press Release dated December 23, 2003



Item 12, Results of Operations and Financial Condition

    Pursuant to Item 12 of Form 8-K, Results of Operations and Financial Condition, Identix Incorporated hereby furnishes a press release issued on December 23, 2003, disclosing material non-public information regarding its anticipated results of operations for the quarter ended December 31, 2003.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IDENTIX INCORPORATED
By:                   /s/  Erik Prusch
                       ---------------
                      Erik Prusch
                      Chief Financial Officer


Date: December 23, 2003